UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2008

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32283	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Transfer of Common Stock Listing from American Stock Exchange to NASDAQ Global Market

As previously reported in the Current Report on Form 8-K of QuadraMed Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2008, on June 5, 2008, the Company’s stockholders and Board of Directors approved a reverse stock split of the Company’s common stock, par value $0.01 per share (“Common Stock”), in the ratio of one-for-five (the “Reverse Split”). Also at the June 5, 2008 meeting, the Board authorized the Company’s officers to effect the delisting of the Common Stock from the American Stock Exchange (“AMEX”) and the listing of the Common Stock on the NASDAQ Global Market (the “NASDAQ”) upon completion of the necessary corporate actions and receipt of approval for listing from the NASDAQ.

As previously reported in the Current Report on Form 8-K of QuadraMed Corporation filed with the SEC on June 16, 2008, the Company’s Common Stock began trading on a split-adjusted basis on the AMEX at the market opening on Monday, June 16, 2008. The effectuation of the Reverse Split was intended to increase the price of the Company’s Common Stock above the $5.00 per share listing requirement for the NASDAQ.

On June 25, 2008, the Company received official notification from NASDAQ that the Company’s Common Stock had been accepted for listing. On June 26, 2008, pursuant to Section 1010 of the AMEX Company Guide and AMEX Exchange Rule 18, the Company formally informed the AMEX of its intention to voluntarily delist its Common Stock from the AMEX and to contemporaneously list its Common Stock on the NASDAQ. In connection with the voluntary delisting process, the Company has complied with Rule 12d2-2 under the Securities Exchange Act of 1934 and remains in full compliance with all rules and standards for continued listing on the AMEX.

On July 8, 2008, the Company intends to file with the SEC a Notification of Removal from Listing on Form 25 to strike its Common Stock from listing on the AMEX, and concurrently file a Form 8-A pursuant to Section 12(b) of the Securities Exchange Act of 1934 in connection with the listing of its Common Stock on the NASDAQ. The Company expects that upon the market opening on Wednesday, July 9, 2008, the Company’s Common Stock will trade on the NASDAQ under its new trading symbol “QDHC” and will no longer trade on the AMEX.

The Company issued a press release on June 26, 2008 regarding the transfer of the listing of its Common Stock from the AMEX to the NASDAQ, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference in response to this Item 3.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1	QuadraMed Corporation Press Release, dated June 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2008

QuadraMed Corporation

/s/ David L. Piazza
David L. Piazza
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated June 26, 2008.

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